SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (or Date of Earliest Event Reported): December 22, 1999



                               USOL HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)


OREGON                          01-14271                              93-1197477
(State or other          (Commission File Number)                  (IRS Employer
jurisdiction of incorporation)                               Identification No.)


                             10300 Metric Boulevard
                               Austin, Texas 78758
               (Address of principal executive offices) (Zip Code)



                                 (512) 651-3780
              (Registrant's telephone number, including area code)



                         FIRSTLINK COMMUNICATIONS, INC.
                                 190 SW Harrison
                             Portland, Oregon 97201
          (Former name or former address, if changed since last report)




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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 1.  CHANGE IN CONTROL OF REGISTRANT.

         See Item 2.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         The consummation of the merger of USOL Holdings, Inc., a Delaware corporation ("Old USOL") with and into FirstLink Communications, Inc., an Oregon corporation (the "Registrant") was effective as of December 22, 1999. In connection with the merger, the Registrant's Articles of Incorporation were amended to change the Registrant's name to USOL Holdings, Inc. The merger was completed pursuant to the Agreement and Plan of Merger and Reorganization dated as of July 21, 1999 by and among Old USOL and the Registrant. As a result of the merger, each outstanding share of Old USOL's common stock, Series A Convertible Preferred Stock and Series B Convertible Preferred Stock are exchangeable for one share of the Registrant's common stock, Series A Convertible Preferred Stock and Series B Convertible Preferred Stock, respectively. In the aggregate, the Registrant will issue approximately 3,175,000 shares of common stock and 1,480,000 shares of preferred stock in connection with the merger. Additionally, each outstanding option to purchase approximately an aggregate of 1,910,000 shares of common stock of old USOL and warrants to purchase an aggregate of 2,084,000 shares of common stock of old USOL were converted into options and warrants to purchase the same number of shares of the Registrant's common stock. Each share of Series A Convertible Preferred Stock and Series B Convertible Preferred Stock is convertible into that number of shares of common stock obtained by dividing the liquidation preference by the then applicable conversion price. The liquidation preference equals $25.00 and the conversion price equals $2.00 per share, as adjusted. Each share of Series B Convertible Preferred Stock is also convertible into one share of Series A Convertible Preferred Stock. As of December 28, 1999, there were 6,883,779 shares of common stock of the Registrant outstanding (including the shares to be issued to the common stockholders of Old USOL). Following the merger, existing stockholders of OLD USOL owned approximately 46.1% of the Registrant's outstanding common stock as of December 28, 1999. Also as of such date, all of the holders of all of the Series A and Series B Preferred Convertible Common Stock (the "Preferred Stockholders"), some of which also own shares of the Registrant's common stock and warrants to purchase shares of the Registrant's common stock, hold approximately 70.8% of the Registrant's common stock on a fully diluted basis. This transaction, which will be accounted for as a reverse acquisition, has resulted in a change of control of the Registrant.

     All of the Preferred Stockholders entered into an Agreement Among Investors dated July 21, 1999 (the "Investor Agreement"). Under the terms of the Investor Agreement, the Preferred Stockholders made certain agreements relating to the voting and transfer of their respective shares of Series A Convertible Preferred Stock and Series B Convertible Preferred Stock of Old USOL, which the parties further agreed would apply to their shares of Series A Convertible Preferred Stock and Series B Convertible Preferred Stock of the Registrant upon consummation of the merger. Under the Investor Agreement, the Preferred
Stockholders agreed that in any matter requiring the vote of the Company's stockholders, the Preferred Stockholders would hold a meeting where the holders





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of the Series A Convertible  Preferred Stock (the "Voting Investors") would vote among themselves to determine the collective course of action of the Preferred Stockholders. The Preferred Stockholders holding more than 50% of all Voting Percentage Interests (as such number is calculated in accordance with the Investor Agreement) shall constitute a quorum at any meeting of the Preferred Stockholders. A vote of more than 50% of the percentage interests held by the Voting Investors shall be the act of the Preferred Stockholders at any meeting (the "Desired Outcome"). Each of the Preferred Stockholders further agreed to vote its shares of the Registrant consistent with the Desired Outcome. If there is no Desired Outcome determined by the Preferred Stockholders, then the
Preferred   Stockholders  are  entitled  to  vote  their  shares  as  they  deem appropriate at any meeting of the stockholders of the Registrant.

         In addition, each of GMAC Commercial Mortgage Corporation, Aspen Foxtrot Investments, LLC, Peregrine Equities 1, L.L.C. - Peregrine Equities 10, L.L.C. (acting together), and AGL Investments No. 8 Limited Partnership is entitled, subject to certain limitations, to designate an individual to serve as director of the Registrant and each of the Preferred Stockholders has agreed to vote its shares in favor of such director nominee.

         Except for certain permitted transfers, the Investor Agreement further provides that for a period of one year from the date of the merger, such Preferred Stockholder will not transfer any of the shares of Series A Convertible Preferred Stock or Series B Convertible Preferred Stock of the Company owned by such Preferred Stockholder. The "permitted transfers" include the following: a Preferred Stockholder may (a) subject to and in accordance with the terms of the preferred stock, convert within the one year period following the date of the merger, up to 25% of its shares of preferred stock into common stock, and, to the extent permitted under applicable securities laws, such common stock may be sold publicly, (b) transfer all or any part of such Preferred Stockholder's preferred stock to one or more affiliates, employees or directors of such Preferred Stockholder, (c) transfer the preferred stock in connection with any exchange, reclassification or other conversion of shares into cash, securities or other property pursuant to a merger or consolidation of the Registrant or any of its subsidiaries with, or any sale or transfer by the Registrant or any of its subsidiaries of all or substantially all of its assets to any person, (d) transfer such Preferred Stockholder's preferred stock in connection with any statutory share exchange or recapitalization of the Registrant, and (e) transfer such Preferred Stockholder's preferred stock in connection with the terms of the tag-along rights provision and drag-along rights provision of the Investor Agreement. Other than in connection with a "permitted transfer" described above or a transfer pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act of 1933, if at any time a Preferred Stockholder desires to transfer any shares of the Registrant, the selling investor is required to give notice to the remaining Preferred Stockholders of an offer to sell. Each of the remaining investors has 15 days to accept the offer on the terms set forth in the notice. There is no obligation to sell any shares unless one or more of the other investors purchases all, but not less than all, of the shares offered. If investors deliver notices electing to purchase shares in excess of the number of shares offered, then the accepting investors have the right to purchase the shares on a pro rata basis. If the shares are not purchased by the remaining investors, then the selling investor may sell to a third party on the same terms. However, prior to such sale, the selling investor is required to offer to each remaining investor the opportunity to sell such investor's shares on the same terms. Other than in connection with a "permitted transfer" described above or a transfer pursuant to an effective


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registration statement or pursuant to Rule 144 under the Securities Act of 1933, if at any time Preferred Stockholders holding a majority of the securities subject to the Investor Agreement, calculated on a fully converted basis, desire to transfer all or any part of their securities, which would result in the sale of at least 20% of the voting stock of the Registrant and the person or group acquiring the stock will become the beneficial owner of a greater percentage of voting capital stock, determined on a fully converted basis, than any other person or group, each of the other Preferred Stockholders shall be required to sell all, but not less than all, of their respective shares to the same party on the same terms as the transferring investors. Unless otherwise provided by the Investor Agreement in certain circumstances, the Investor Agreement applies only to the Series A Convertible Preferred Stock and the Series B Convertible Preferred Stock of the Registrant.

         Additionally, the Preferred Stockholders have certain registration rights with respect to the common stock issuable upon conversion of the Series A Convertible Preferred Stock and the Series B Convertible Preferred Stock and upon exercise of any warrant held by any Preferred Stockholder, pursuant to a preferred stockholder registration rights agreement and a common stockholder and warrant holder registration rights agreement, respectively, each dated as July 21, 1999 among Old USOL and each stock and warrant holder party thereto. Those Preferred Stockholders currently holding common stock also have the benefit of the common and warrant registration rights Agreement.

         The Registrant provides integrated telecommunications and entertainment services to residents of primarily apartment and condominium complexes through agreements with the owners or managers of the complexes. The services include local and long distance telephone, cable television or CATV, and internet access, in a single package on a single invoice for the residents. These bundled services are referred to as Residential Multi-Tenant Services, or RMTS. The Registrant's primary objective is to become a leading provider of RMTS in the United States. Currently, the Registrant has approximately 15,400 subscribers, consisting of approximately 11,300 CATV and 4,100 telephone customers.

         This Form 8-K includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The opinions, forecasts, projections or other statements, other than statements of historical fact, are forward-looking statements. Although the Registrant believes that the expectations reflected in such forward-looking statements are reasonable; it can give no assurance that such expectations will prove to have been correct. Certain risks and uncertainties inherent in the Registrant's business are set forth in the filings of the Registrant with the Securities and Exchange Commission.

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

         As stated in the Registrant's Proxy Statement dated November 8, 1999, on December 22, 1999, the effective date of the Registrant's merger with USOL Holdings, Inc., the Registrant changed its certifying accountants from KPMG LLP to Arthur Andersen LLP.

         (1)      With respect to that change in certifying accountants:




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                  (a)      KPMG  LLP did not  resign  but  was  replaced  by the
                           Registrant with Arthur Andersen LLP.

                  (b) KPMG LLP's reports on the financial statements for the last two years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified as to uncertainty, audit scope, or accounting principles.

                  (c) The decision to change accountants was recommended by the audit committee of the board of directors, and approved by the board of directors.

                  (d) The Registrant had no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     Registrant has provided KPMG LLP with a copy of the disclosure it is making in this Form 8-K and requested that KPMG provide Registrant with a letter stating that it agrees with the statements made by the Registrant in this report. A copy of that letter will be filed by amendment to this report as promptly as possible, but not later than 10 business days after this report is filed.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of business acquired:

                  See Registrant's Proxy Statement dated November 8, 1999. Any additional financial information required by this item will be filed by amendment to this report as soon as practicable, but not later than 60 days after this report must be filed.

         (b)      Pro forma financial information:

                  See Registrant's Proxy Statement dated November 8, 1999. Any additional pro forma financial information will be filed by the Registrant by an amendment to this report as soon as practical, but not later than 60 days after this report must be filed.




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         (c)      Exhibits:

         Exhibit No.                        Exhibit Description

         2 Agreement and Plan of Merger and Reorganization dated as of July 21, 1999, by and between FirstLink Communications, Inc. and USOL Holdings, Inc. (incorporated by reference to Appendix A to the Proxy Statement dated November 8, 1999 of FirstLink Communications, Inc.).

         4.1      Amendment to Articles of Incorporation.

         4.2 Certificate of Designations, Preferences, Limitations, and Relative Rights of Series A Convertible Preferred Stock.

         4.3 Certificate of Designations, Preferences, Limitations, and Relative Rights of Series B Convertible Preferred Stock.

         16*      Letter re change in accounting principles.








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*        To be filed by amendment





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  USOL HOLDINGS, INC.


Date: January 6, 2000                             By: /s/ Jeffrey S. Sperber
                                                     --------------------------
                                                      Jeffrey S. Sperber
                                                      Chief Financial Officer





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                                  EXHIBIT INDEX


Exhibit No.                                 Exhibit Description

     2 Agreement and Plan of Merger and Reorganization dated as of July 21, 1999, by and between FirstLink Communications, Inc. and USOL Holdings, Inc. (incorporated by reference to Appendix A to the Proxy Statement dated November 8, 1999 of FirstLink Communications, Inc.).

     4.1          Amendment to Articles of Incorporation.

     4.2 Certificate of Designations, Preferences, Limitations, and Relative Rights of Series A Convertible Preferred Stock.

     4.3 Certificate of Designations, Preferences, Limitations, and Relative Rights of Series B Convertible Preferred Stock.

     16*          Letter re change in accounting principles.








------------

*        To be filed by amendment




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